SUPPLEMENT DATED FEBRUARY 2, 2026

TO THE UPDATING SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR DEFERRED VARIABLE ANNUITY

ISSUED BY

THE PENN INSURANCE AND ANNUITY COMPANY

AND FUNDED THROUGH

PIA VARIABLE ANNUITY ACCOUNT I

of

The Penn Insurance and Annuity Company

PO Box 178, Philadelphia, PA 19105

1-800-523-0650

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE UPDATING SUMMARY PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE UPDATING SUMMARY PROSPECTUS DATED MAY 1, 2025, AS SUPPLEMENTED.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Updating Summary Prospectus. If you would like a copy of the Updating Summary Prospectus, call us at 1-800-523-0650 or go online to www.pennmutual.com/for-individuals-and-businesses/products-and-performance/
performance-and-rates.

This supplement describes new information that applies to the Guaranteed Income Rider available for Contracts issued on or after February 2, 2026.

Guaranteed Income Rider Changes

For Contracts issued on or after February 2, 2026, the Guaranteed Income Rider III, a new version of the Guaranteed Income Rider, will be available for purchase with the Contract.

For those Contracts issued prior to February 2, 2026, the benefit features provided under the applicable Guaranteed Income Rider, as currently described in the Updating Summary Prospectus, will apply.

The Definition of Guaranteed Income Rider on page 4 is revised as follows:

Guaranteed Income Rider: An optional benefit that may be added to your Contract, for an additional charge, which provides for guaranteed minimum withdrawals under the Living Benefit Guarantee. References to the “Guaranteed Income Rider” apply to the Guaranteed Income Rider I purchased before June 1, 2024, the Guaranteed Income Rider II purchased on or after July 1, 2024, and Guaranteed Income Rider III for Contracts issued on or after February 2, 2026 unless otherwise indicated. 2

2 For those Contracts issued from June 1, 2024 to June 30, 2024, the withdrawal rates provided under the Guaranteed Income Rider II were retroactively applied, and the Contract Owner was re-issued a revised Contract after July 1, 2024 to reflect the Guaranteed Income Rider II.

THIS SUPPLEMENT SHOULD BE READ IN ITS ENTIRETY AND RETAINED FOR FUTURE REFERENCE.

PM9249